Retirement Benefit Plans - Defined Benefit Plans Amounts Recognized in Statements of Financial Position (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 TWD ($)
Surplus (deficit) in plan [abstract]
Present value of defined benefit obligations	$ (838,543)	$ (28,291)	$ (894,163)
Fair value of plan assets	360,017	12,146	347,195
Net defined benefit liability	$ (478,526)	$ (16,145)	$ (546,968)	$ (18,454)	$ (519,471)